UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07512

BNY Mellon Worldwide Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/2020

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon Worldwide Growth Fund, Inc.

SEMIANNUAL REPORT April 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Worldwide Growth Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Worldwide Growth Fund, Inc., covering the six-month period from November 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 and widespread quarantine roiled markets during the first several months of 2020; stocks posted historic losses in March 2020 but regained some ground in April.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in November and December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
May 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019, through April 30, 2020, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser.

Market and Fund Performance Overview

For the six-month period ended April 30, 2020, BNY Mellon Worldwide Growth Fund, Inc.’s Class A shares produced a total return of 0.27%, Class C shares returned -0.11%, Class I shares returned 0.41% and Class Y shares returned 0.44%.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), produced a -7.29% total return.2

Global equities declined during the reporting period, due to the spread of the COVID-19 virus and the efforts to contain it. The fund outperformed its benchmark, supported by the net effects of stock selection and economic sector allocation.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stock of U.S. and foreign companies. The fund focuses on “blue chip” multinational companies with total market values of more than $5 billion. These are large, established, globally managed companies that manufacture and distribute their products and services throughout the world.

In choosing stocks, the fund’s portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio managers then seek companies within these sectors that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. Under normal circumstances, at least 40% of the fund’s assets will be invested in companies that have significant exposure to economies of countries other than the United States. These are companies that are organized or domiciled in a foreign country or have at least 50% of their assets outside the U.S. or at least 50% of their revenues or profits are from goods produced or sold, investments made, or services performed outside the United States. These companies may be subject to the risks that are involved in investing in foreign securities. The fund also invests in U.S. dollar-denominated American Depositary Receipts.

The fund employs a “buy-and-hold” investment strategy, which is an investment strategy characterized by a low portfolio turnover rate, which helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

Markets Decline Due to COVID-19 and Containment Efforts

The Index experienced a volatile six-month reporting period. The Index concluded 2019 on a positive note, as the U.S.-China “Phase One” trade deal was inked, and continued to climb to all-time highs into February 2020. The COVID-19 pandemic caused governments around the world to implement shutdowns to contain its spread, leading the Index to bottom in March 2020, before beginning to recover in April 2020. The dominant market narrative shifted from a short-term regional slowdown to a worldwide economic shutdown by the end of the reporting period.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Economic data, released in April 2020, fully revealed the shutdown’s toll on the global economy. In the U.S., the largest component of the Index, unemployment claims totaled 20 million in April 2020 alone, first-quarter gross domestic product contracted 4.8%, and consumer confidence declined 42 points to 87. In response, the U.S. passed a $2 trillion stimulus package along with an additional $2.3 trillion loan program to help small/mid-size businesses. The U.S. Federal Reserve (the “Fed”) announced a policy to hold the federal funds rate at 0-25 basis points indefinitely.

These policies were echoed in other countries. The Bank of Japan expanded its purchase of corporate bonds and implemented other stimulus measures as the country declared a state of emergency in efforts to contain the virus. The European Central Bank increased the scope of the newly launched €750 billion Pandemic Emergency Purchase Program (PEPP) to buy both public and private securities to ensure the functioning of capital markets. Germany implemented a $11 billion stimulus plan, while discussion on a larger Eurozone plan worth $2.2 trillion continued.

While the data confirmed the negative impact of the shutdown, governments around the world were synchronized in their response to soften the impact on its citizens and businesses. As the period progressed, the world saw virus statistics improve as a result of shelter-in-place and social distancing mandates, and concluded with several countries planning for a phased approach to reopening their economies. China ended its lockdown of Wuhan, while the U.S., Italy, Spain and Germany began to think about easing restrictions to varying degrees.

Every sector delivered negative returns in the period, with the exception of the technology and health care sectors, which held up well. Of the laggards, the energy and financials sectors were particularly pressured in the period.

Sector Allocation and Stock Selection Benefited Fund Performance

The Fund outperformed the Index in the period driven by the dual impact of stock selection and sector allocation. Regionally, the overweight in the US, France and Netherlands along with underweight allocation in Japan and the UK contributed positively to results for the period. The combined effects of allocation and security selection benefited the overweight position in the technology sector. Software maker Microsoft was a notable contributor, which benefited from reporting strong Q1 20 results. The stock selection effect drove the financials sector’s positive contribution as the fund’s capital market holdings benefited from increased market volatility while avoiding the poor performing banking industry. The dual effects of an underweight allocation and strong stock selection in the industrials sector contributed positively to results as our avoidance of the aerospace and airlines industry proved beneficial.

On a less positive note, the energy sector dealt with both a demand shock from the global shutdown along with the supply shock from the Saudi Arabia-Russia price war. The portfolio was slightly overweight the energy sector and that positioning offset the positive impact of stock selection. A disadvantageous stock selection effect led to the consumer staples sector’s status as the largest detractor for the period as our holdings in tobacco lagged.

The top five contributors to returns include Microsoft, Apple, Amazon.com, Roche Holding, and ASML Holding. The top five detractors from returns include Exxon Mobil, Chubb, JPMorgan Chase & Co., Coca-Cola, and Chevron.

Amid the Pandemic, a Continued Focus on Quality Companies

Negative sentiment from the pandemic is firmly entrenched and weighing on global markets as uncertainty arising from record unemployment, prolonged business closure and rising infection rates dominate headlines. There will be disruptions to economic activity for the next few quarters as governments attempt to stop the spread. We expect continued volatility as revenue and earnings are cut, and industries face insolvency without government assistance.

Our strategy targets companies with solid balance sheets, a geographically diverse revenue stream, and strong pricing power, that may have the capability to consistently deliver revenue and earnings growth across business cycles. Furthermore, we invest with seasoned management teams that have strong records of returning cash to shareholders and may be well-equipped to extend those records in difficult and volatile times such as these, providing a potential ballast to the portfolio as market conditions change.

May 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper, Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax-efficient than during periods of more stable market conditions and asset flows.

The position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Worldwide Growth Fund, Inc. from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.73	$9.34	$4.43	$4.04
Ending value (after expenses)	$1,002.70	$998.90	$1,004.10	$1,004.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.77	$9.42	$4.47	$4.07
Ending value (after expenses)	$1,019.14	$1,015.51	$1,020.44	$1,020.84

†Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.88% for Class C, .89% for Class I and .81% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.5%
Banks - 1.9%
JPMorgan Chase & Co.	138,300		13,243,608
Capital Goods - .5%
Safran	40,000		3,697,606
Consumer Durables & Apparel - 5.3%
adidas	27,725		6,346,206
Hermes International	10,751		7,875,920
LVMH Moet Hennessy Louis Vuitton	60,200		23,284,738
			37,506,864
Consumer Services - 2.0%
McDonald's	76,425		14,334,273
Diversified Financials - 3.2%
BlackRock	34,475		17,307,829
S&P Global	17,000		4,978,960
			22,286,789
Energy - 2.4%
Chevron	149,900		13,790,800
Total, ADR	88,250		3,101,988
			16,892,788
Food, Beverage & Tobacco - 13.3%
Altria Group	227,825		8,942,131
Anheuser-Busch InBev	44,550		2,067,889
Danone, ADR	400,700	[a,b]	5,525,653
Diageo, ADR	66,325	[a]	9,195,961
Nestle, ADR	207,205		21,777,245
PepsiCo	102,975		13,622,563
Philip Morris International	218,125		16,272,125
The Coca-Cola Company	337,750		15,499,348
			92,902,915
Health Care Equipment & Services - 3.8%
Abbott Laboratories	170,500		15,701,345
Intuitive Surgical	15,000	[b]	7,663,200
UnitedHealth Group	11,500		3,363,405
			26,727,950
Household & Personal Products - 5.3%
L'Oreal, ADR	555,100	[b]	32,084,780
The Estee Lauder Companies, Cl. A	27,900		4,921,560
			37,006,340
Insurance - 2.3%
AIA Group	741,750		6,751,744
Chubb	89,400		9,656,094
			16,407,838

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 99.5% (continued)
Materials - 2.0%
Air Liquide, ADR		402,140	[a]	10,222,399
Air Products & Chemicals		16,125		3,637,478
				13,859,877
Media & Entertainment - 14.1%
Alphabet, Cl. C		19,030	[b]	25,665,000
Comcast, Cl. A		377,010		14,186,886
Facebook, Cl. A		193,900	[b]	39,693,269
Nintendo		21,925		9,080,059
The Walt Disney Company		94,636		10,234,883
				98,860,097
Pharmaceuticals Biotechnology & Life Sciences - 8.2%
AbbVie		118,950		9,777,690
Johnson & Johnson		45,325		6,800,563
Novo Nordisk, ADR		264,650		16,760,285
Roche Holding, ADR		549,575	[a]	23,890,025
				57,228,563
Retailing - 4.7%
Alibaba Group Holding, ADR		49,675	[b]	10,067,632
Amazon.com		7,575	[b]	18,740,550
Booking Holdings		2,700	[b]	3,997,539
				32,805,721
Semiconductors & Semiconductor Equipment - 6.6%
ASML Holding		77,150		22,252,374
Texas Instruments		207,350		24,067,114
				46,319,488
Software & Services - 12.9%
Microsoft		349,430		62,621,350
Visa, Cl. A		154,850	[a]	27,674,792
				90,296,142
Technology Hardware & Equipment - 7.1%
Apple		170,285		50,029,733
Transportation - 3.9%
Canadian Pacific Railway		77,675		17,657,858
Union Pacific		58,550		9,355,705
				27,013,563
Total Common Stocks (cost $259,596,869)				697,420,155
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,697,542)	0.33	2,697,542	[c]	2,697,542

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $598,000)	0.33	598,000	[c]	598,000
Total Investments (cost $262,892,411)		100.0%		700,715,697
Cash and Receivables (Net)		.0%		21,242
Net Assets		100.0%		700,736,939

ADR—American Depository Receipt

a Security, or portion thereof, on loan. At April 30, 2020, the value of the fund’s securities on loan was $35,494,332 and the value of the collateral was $36,703,704, consisting of cash collateral of $598,000 and U.S. Government & Agency securities valued at $36,105,704.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	26.6
Consumer Staples	18.5
Communication Services	14.1
Consumer Discretionary	12.1
Health Care	12.0
Financials	7.4
Industrials	4.4
Energy	2.4
Materials	2.0
Investment Companies	.5
100.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/19 ($)	Purchases ($)	Sales ($)	Value 4/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,110,779	30,625,121	(31,038,358)	2,697,542.4		17,265
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	94,051,549	(93,453,549)	598,000.1		-
Total	3,110,779	124,676,670	(124,491,907)	3,295,542.5		17,265

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $35,494,332)—Note 1(c):
Unaffiliated issuers	259,596,869	697,420,155
Affiliated issuers	3,295,542	3,295,542
Cash denominated in foreign currency	35,800	35,938
Dividends and securities lending income receivable		906,074
Tax reclaim receivable		840,956
Receivable for shares of Common Stock subscribed		455,460
Prepaid expenses		73,362
		703,027,487
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		557,114
Payable for shares of Common Stock redeemed		987,925
Liability for securities on loan—Note 1(c)		598,000
Directors’ fees and expenses payable		7,576
Other accrued expenses		139,933
		2,290,548
Net Assets ($)		700,736,939
Composition of Net Assets ($):
Paid-in capital		251,649,498
Total distributable earnings (loss)		449,087,441
Net Assets ($)		700,736,939

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	488,320,223	29,232,119	157,712,379	25,472,218
Shares Outstanding	9,655,632	678,578	3,096,077	500,584.28
Net Asset Value Per Share ($)	50.57	43.08	50.94	50.88

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $381,584 foreign taxes withheld at source):
Unaffiliated issuers	6,869,190
Affiliated issuers	17,265
Income from securities lending—Note 1(c)	27,482
Interest	24,241
Total Income	6,938,178
Expenses:
Management fee—Note 3(a)	2,706,096
Shareholder servicing costs—Note 3(c)	989,621
Distribution fees—Note 3(b)	125,577
Professional fees	45,511
Registration fees	45,149
Directors’ fees and expenses—Note 3(d)	31,802
Custodian fees—Note 3(c)	26,666
Prospectus and shareholders’ reports	24,769
Loan commitment fees—Note 2	8,612
Chief Compliance Officer fees—Note 3(c)	6,707
Miscellaneous	10,492
Total Expenses	4,021,002
Investment Income—Net	2,917,176
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	8,767,659
Net realized gain (loss) on forward foreign currency exchange contracts	(7,748)
Net Realized Gain (Loss)	8,759,911
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(10,280,382)
Net Realized and Unrealized Gain (Loss) on Investments	(1,520,471)
Net Increase in Net Assets Resulting from Operations	1,396,705

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations ($):
Investment income—net	2,917,176	6,437,282
Net realized gain (loss) on investments	8,759,911	50,382,974
Net change in unrealized appreciation (depreciation) on investments	(10,280,382)	57,721,683
Net Increase (Decrease) in Net Assets Resulting from Operations	1,396,705	114,541,939
Distributions ($):
Distributions to shareholders:
Class A	(35,109,047)	(46,736,735)
Class C	(2,710,529)	(2,111,528)
Class I	(10,852,977)	(14,488,026)
Class Y	(1,772,504)	(3,580,808)
Total Distributions	(50,445,057)	(66,917,097)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	15,299,653	30,553,642
Class C	1,728,769	1,589,069
Class I	30,907,793	38,776,097
Class Y	4,119,445	7,894,543
Net assets received in connection with reorganization—Note 1	-	127,215,022
Distributions reinvested:
Class A	30,962,139	41,763,973
Class C	1,723,079	1,807,848
Class I	9,663,815	13,095,391
Class Y	1,690,462	3,558,511
Cost of shares redeemed:
Class A	(35,399,961)	(72,955,205)
Class C	(7,425,213)	(22,960,416)
Class I	(24,479,441)	(58,023,576)
Class Y	(3,144,779)	(19,131,695)
Increase (Decrease) in Net Assets from Capital Stock Transactions	25,645,761	93,183,204
Total Increase (Decrease) in Net Assets	(23,402,591)	140,808,046
Net Assets ($):
Beginning of Period	724,139,530	583,331,484
End of Period	700,736,939	724,139,530

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Capital Share Transactions (Shares):
Class Aa
Shares sold	296,806	626,170
Shares issued in connection with reorganization—Note 1	-	1,591,111
Shares issued for distributions reinvested	585,432	910,363
Shares redeemed	(687,542)	(1,481,775)
Net Increase (Decrease) in Shares Outstanding	194,696	1,645,869
Class Ca
Shares sold	38,487	38,289
Shares issued in connection with reorganization—Note 1	-	862,662
Shares issued for distributions reinvested	38,155	45,757
Shares redeemed	(171,136)	(554,064)
Net Increase (Decrease) in Shares Outstanding	(94,494)	392,644
Class I
Shares sold	592,970	771,298
Shares issued in connection with reorganization—Note 1	-	514,654
Shares issued for distributions reinvested	181,536	283,184
Shares redeemed	(488,206)	(1,181,011)
Net Increase (Decrease) in Shares Outstanding	286,300	388,125
Class Y
Shares sold	81,898	156,714
Shares issued for distributions reinvested	31,795	77,236
Shares redeemed	(60,418)	(407,879)
Net Increase (Decrease) in Shares Outstanding	53,275	(173,929)

[a]During the period ended April 30, 2020, 844 Class C shares representing $38,209 were automatically converted to 722 Class A shares and during the period ended October 31, 2019, 3,288 Class C shares representing $143,982 were automatically converted to 2,858 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2020		Year Ended October 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	54.01	52.03	58.28	50.01	54.03	55.33
Investment Operations:
Investment income—net[a]	.20	.47	.62	.63	.69	.86
Net realized and unrealized gain (loss) on investments	.11	7.48	.28	11.50	(.68)	(.09)
Total from Investment Operations	.31	7.95	.90	12.13	.01	.77
Distributions:
Dividends from investment income—net	(.12)	(.50)	(.63)	(.59)	(.68)	(.89)
Dividends from net realized gain on investments	(3.63)	(5.47)	(6.52)	(3.27)	(3.35)	(1.18)
Total Distributions	(3.75)	(5.97)	(7.15)	(3.86)	(4.03)	(2.07)
Net asset value, end of period	50.57	54.01	52.03	58.28	50.01	54.03
Total Return (%)[b]	.27[c]	17.44	1.25	25.88	.20	1.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[d]	1.14	1.17	1.18	1.19	1.17
Ratio of net investment income to average net assets	.77[d]	.92	1.14	1.18	1.39	1.59
Portfolio Turnover Rate	2.44[c]	4.06	4.52	7.36	5.51	5.38
Net Assets, end of period ($ x 1,000)	488,320	511,019	406,634	433,075	385,324	436,507

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2020		Year Ended October 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	46.59	45.68	51.91	44.90	48.93	50.33
Investment Operations:
Investment income—net[a]	.01	.10	.17	.24	.30	.42
Net realized and unrealized gain (loss) on investments	.11	6.44	.30	10.24	(.63)	(.10)
Total from Investment Operations	.12	6.54	.47	10.48	(.33)	.32
Distributions:
Dividends from investment income—net	-	(.16)	(.18)	(.20)	(.35)	(.54)
Dividends from net realized gain on investments	(3.63)	(5.47)	(6.52)	(3.27)	(3.35)	(1.18)
Total Distributions	(3.63)	(5.63)	(6.70)	(3.47)	(3.70)	(1.72)
Net asset value, end of period	43.08	46.59	45.68	51.91	44.90	48.93
Total Return (%)[b]	(.11)[c]	16.58	.51	24.95	(.54)	.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.88[d]	1.89	1.90	1.92	1.93	1.91
Ratio of net investment income to average net assets	.03[d]	.22	.35	.51	.66	.86
Portfolio Turnover Rate	2.44[c]	4.06	4.52	7.36	5.51	5.38
Net Assets, end of period ($ x 1,000)	29,232	36,014	17,377	44,556	51,906	63,848

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
April 30 ,2020		Year Ended October 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	54.38	52.37	58.72	50.46	54.48	55.78
Investment Operations:
Investment income—net[a]	.27	.60	.77	.77	.84	1.01
Net realized and unrealized gain (loss) on investments	.11	7.53	.29	11.59	(.69)	(.09)
Total from Investment Operations	.38	8.13	1.06	12.36	.15	.92
Distributions:
Dividends from investment income—net	(.19)	(.65)	(.89)	(.83)	(.82)	(1.04)
Dividends from net realized gain on investments	(3.63)	(5.47)	(6.52)	(3.27)	(3.35)	(1.18)
Total Distributions	(3.82)	(6.12)	(7.41)	(4.10)	(4.17)	(2.22)
Net asset value, end of period	50.94	54.38	52.37	58.72	50.46	54.48
Total Return (%)	.41[b]	17.71	1.54	26.21	.47	1.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[c]	.89	.90	.91	.92	.90
Ratio of net investment income to average net assets	1.03[c]	1.18	1.40	1.44	1.66	1.85
Portfolio Turnover Rate	2.44[b]	4.06	4.52	7.36	5.51	5.38
Net Assets, end of period ($ x 1,000)	157,712	152,806	126,814	148,024	120,150	141,850

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2020		Year Ended October 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	54.33	52.33	58.71	50.49	54.52	55.81
Investment Operations:
Investment income—net[a]	.29	.62	.82	.85	.69	.97
Net realized and unrealized gain (loss) on investments	.10	7.54	.29	11.55	(.51)	(.01)
Total from Investment Operations	.39	8.16	1.11	12.40	.18	.96
Distributions:
Dividends from investment income—net	(.21)	(.69)	(.97)	(.91)	(.86)	(1.07)
Dividends from net realized gain on investments	(3.63)	(5.47)	(6.52)	(3.27)	(3.35)	(1.18)
Total Distributions	(3.84)	(6.16)	(7.49)	(4.18)	(4.21)	(2.25)
Net asset value, end of period	50.88	54.33	52.33	58.71	50.49	54.52
Total Return (%)	.44[b]	17.80	1.61	26.32	.56	1.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[c]	.81	.82	.82	.86	.84
Ratio of net investment income to average net assets	1.11[c]	1.26	1.50	1.59	1.41	1.74
Portfolio Turnover Rate	2.44[b]	4.06	4.52	7.36	5.51	5.38
Net Assets, end of period ($ x 1,000)	25,472	24,301	32,507	34,823	28,522	4,581

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Worldwide Growth Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser”), serves as the fund’s sub-investment adviser.

The fund’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I and Class Y shares, increasing authorized Class I shares from 100 million to 150 million and increasing authorized Class Y shares from 100 million to 150 million.

As of the close of business on December 14, 2018, pursuant to an Agreement and Plan of Reorganization previously approved by the Board and The Dreyfus/Laurel Funds, Inc.’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Core Equity Fund’s, a series of The Dreyfus/Laurel Funds, Inc., Class A, Class C and Class I shares were transferred to the fund in a tax free exchange at cost basis for Class A, Class C and Class I of Common Stock of equal value. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Dreyfus Core Equity Fund’s Class A, Class C and Class I shares received Class A, Class C and Class I shares of the fund, respectively, in an amount equal to the aggregate net asset value of their investment in Dreyfus Core Equity Fund’s Class A, Class C and Class I shares at the time of the exchange. The net asset value of the fund’s shares on the close of business on December 14, 2018, after the reorganization was $44.55 for Class A, $38.56 for Class C and $44.82 for Class I, and a total of 1,591,111 Class A, 862,662 Class C and 514,654 Class I shares were issued to shareholders of Dreyfus Core Equity Fund’s Class A, Class C and Class I shares, respectively in the exchange.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	638,315,993	59,104,162††	-	697,420,155
Investment Companies	3,295,542	-	-	3,295,542

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2020,

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Bank of New York Mellon earned $5,938 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2019 was as follows: ordinary income $6,706,048 and long-term capital gains $60,211,049. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee at an annual rate of .2175% of the value of the fund’s average daily net assets which is payable monthly.

During the period ended April 30, 2020, the Distributor retained $7,146 from commissions earned on sales of the fund’s Class A shares and $3,250 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2020, Class C shares were charged $125,577 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2020, Class A and Class C shares were charged $630,882 and $41,859, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2020, the fund was charged $45,566 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2020, the fund was charged $26,666 pursuant to the custody agreement.

During the period ended April 30, 2020, the fund was charged $6,707 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $410,623, Distribution Plan fees of $17,308, Shareholder Services Plan fees of $101,265, custodian fees of $8,000, Chief Compliance Officer fees of $4,438 and transfer agency fees of $15,480.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange (“forward contract”) during the period ended April 30, 2020, amounted to $17,460,385 and $38,240,000, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2020 is discussed below.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At April 30, 2020, there was no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2020:

Average Market Value ($)
Forward contracts	31,015

At April 30, 2020, accumulated net unrealized appreciation on investments was $437,823,286, consisting of $442,265,931 gross unrealized appreciation and $4,442,645 gross unrealized depreciation.

At April 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

For More Information

BNY Mellon Worldwide Growth Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: PGROX Class C: PGRCX Class I: DPWRX Class Y: DPRIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0070SA0420

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Worldwide Growth Fund, Inc.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      June 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      June 25, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:      June 25, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)